UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2006

AMERICAN TIRE DISTRIBUTORS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

Commission File Number: 333-124878

I.R.S. Employer Identification Number: 59-3796143

12200 Herbert Wayne Court, Suite 150 (28078)

P.O. Box 3145

Huntersville, North Carolina 28070-3145

Telephone: (704) 992-2000

(Address of principal executive offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 13, 2006 American Tire Distributors Holdings, Inc. (the “Company”) announced that it had scheduled an investor call to be held on November 14, 2006 at 3:30 p.m. Eastern Time. The investor call will be hosted by Richard P. Johnson, Chairman and Chief Executive Officer of the Company and will be available by dialing (800) 223-9488. A replay of the investor call will be available beginning at 5:00 p.m. Eastern Time November 14, 2006 thru 12:00 a.m. Eastern Time November 20, 2006 by dialing (888) 203-1112 and entering replay passcode 2418552. The information in this Item 7.01 is furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TIRE DISTRIBUTORS HOLDINGS, INC.

By:	/s/ David L. Dyckman
David L. Dyckman
Executive Vice President and Chief Financial Officer

Date: November 13, 2006